SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2006

                            Structured Products Corp.
                            -------------------------

                        CorTS Trust V for IBM Debentures
             (Exact name of registrant as specified in its charter)


Delaware                             333-133978-01            13-3692801
-------------------------------      -------------       ----------------------
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)        Identification Number)

388 Greenwich Street, New York, New York                         10013
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                  --------------

Not Applicable
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9     Financial Statements and Exhibits

       Item 9.01.    Financial Statements and Exhibits.

         (d)  Exhibits.

         Exhibit 5.1 Legality and Tax Opinion of Orrick, Herrington & Sutcliffe LLP






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    STRUCTURED PRODUCTS CORP.


Date: November 21, 2006                         By:       /s/ John Dickey
                                                   ----------------------------
                                                Name:   John Dickey
                                                Title:  Authorized Signatory





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                                  EXHIBIT INDEX

Exhibit 5.1    Validity and Tax Opinion of Orrick, Herrington & Sutcliffe LLP